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Deed of Termination

Allied Healthcare Group Limited

and

Allied Healthcare Holdings Limited

and

Allied Healthcare International Inc.

and

Washington & Congress Capital Partners, L.P.

and

Richard Green

                   30 June 2004

THIS DEED OF TERMINATION is entered into as a DEED on 30 June 2004

BETWEEN:

(1)  ALLIED HEALTHCARE GROUP LIMITED (formerly known as Transworld Holdings (UK)
     Limited), a company incorporated in England and Wales with registered number 3890177 ("UK Parent");

(2)  ALLIED HEALTHCARE HOLDINGS LIMITED (formerly known as Transworld Healthcare
     (UK) Limited), a company incorporated in England and Wales with registered number 3370146 ("AHHL");

(3)  ALLIED HEALTHCARE INTERNATIONAL INC. (formerly known as Transworld
     Healthcare, Inc.), a New York corporation ("US PARENT");

(4)  WASHINGTON & CONGRESS CAPITAL PARTNERS, L.P. (formerly known as Triumph
     Partners III, L.P.) a Delaware limited partnership) ("W&C"); and

(5)  RICHARD GREEN (hereinafter sometimes referred to, together with his successor in trust, as the "TRUSTEE").

RECITALS

A    WHEREAS on 17 December 1999, the parties entered into a voting trust agreement (the "VOTING TRUST AGREEMENT") as subsequently amended by an
     Amendment No.1 to the Voting Trust Agreement dated 25 July 2002 (the
     "AMENDMENT NO.1") to provide a mechanism for exercising the voting rights attributable to certain of the issued ordinary shares of AHHL and UK
     Parent.

B    WHEREAS on 25 July 2002, the US Parent completed a reorganization of its own share capital and that of its subsidiaries (the "REORGANIZATION") in accordance with a master reorganization agreement dated 24 April 2002 (as subsequently amended, the "REORGANIZATION AGREEMENT") by and among the
     Corporate Group and the Investors (as defined therein).

C    WHEREAS under the Reorganization Agreement W&C acquired shares of Series A convertible preferred stock of the US Parent ("US PARENT PREFERRED STOCK")
     and it was the intention of the parties that for so long as such US Parent
     Preferred Stock (or any shares of common stock of the US Parent ("US PARENT
     COMMON STOCK") issuable upon conversion thereof) remained outstanding, W&C was to be afforded certain amended voting rights as fully described in the
     Amendment No.1.

D    WHEREAS US Parent and W&C have entered into a conversion agreement dated 31
     March 2004 ("CONVERSION AGREEMENT") under which W&C has agreed to convert each share of US Parent Preferred Stock held by it into one share of US
     Parent Common Stock effective as of the closing of an underwritten public offering by the US Parent of its Common Stock.

E    WHEREAS the parties have agreed that upon completion of the Conversion
     Agreement, the Voting Trust Agreement should terminate.

THE PARTIES AGREED AS FOLLOWS:

1.   TERMINATION

     The parties hereby agree that with effect from the Closing (as defined therein) of the Conversion Agreement ("COMPLETION"), the Voting Trust
     Agreement and the Amendment

     No.1 shall automatically terminate and cease to have effect and no person shall have any right or liability in relation thereto.

2.   TRANSFER

2.1  The parties (other than the Trustee) hereby direct the Trustee to transfer, as soon as practicable following Completion:

     (i)      the 100 ordinary shares of (pound)1 each in the capital of Allied
              Healthcare Group Limited registered in his name to US Parent; and

     (ii)     the 48,000,000 ordinary shares of (pound)0.05 each in the capital of Allied Healthcare Holdings Limited registered in his name to UK
              Parent,

     and pending such transfers the parties acknowledge that the Trustee holds, in the case of (i) above, the relevant shares on bare trust for US Parent, and in the case of (ii), the relevant shares on bare trust for UK Parent.

2.2  The Trustee hereby agrees to the provisions of clause 2.1.

3.   FURTHER ASSURANCES

     The parties hereto undertake to each other that they shall forthwith upon request of any of the other parties execute and deliver such further documents and deeds as the other parties shall reasonably require in order to give full effect to the terms of this deed.

4.   COUNTERPARTS

     This deed may be executed in any number of counterparts by the parties to it on separate counterparts, each of which when so executed and delivered shall be an original and so that all counterparts shall together constitute one and the same instrument.

5.   GOVERNING LAW

     This deed shall be governed by and construed in accordance with English law.

IN WITNESS whereof this deed has been executed and delivered as a deed on the date first above written.

Executed as a deed and            )
delivered by ALLIED HEALTHCARE    )
GROUP LIMITED as follows:         )

                                         Director         /s/ Sarah L. Eames

                               Secretary/Director         /s/ Charles Murphy

Executed as a deed and             )
delivered by ALLIED HEALTHCARE     )
HOLDINGS LIMITED as follows:       )

                                          Director         /s/ Sarah L. Eames

                                Secretary/Director         /s/ Charles Murphy

Executed as a deed and             )
delivered by ALLIED HEALTHCARE     )
INTERNATIONAL INC. acting by:      )

Name:     Sarah Ladd Eames                                 /s/ Sarah L. Eames

Title:    Director

Name:     Charles Murphy                                   /s/ Charles Murphy

Title:    Chief Financial Officer

Executed as a deed and             )                       /s/ Richard Green
delivered by RICHARD GREEN         )
                                   )

Witness Name:  /s/ signature illegible

Address:

68 Elms Drive
Lancing
West Sussex BN15 9LR

Occupation:          Secretary

Executed as a deed and              )
delivered by WASHINGTON &           )
CONGRESS  CAPITAL  PARTNERS L.P.    )
acting by:                          )

By:  Washington & Congress Advisors, LLC, its general partner:

By: /s/ Frederick S. Moseley
    ------------------------
Name:  Frederick S. Moseley IV
Title: Chief Executive Officer